Exhibit 10.2

THIS NOTE AND THE SUBORDINATED NOTE PURCHASE AGREEMENT REFERENCED AND INCORPORATED HEREIN IS SUBJECT TO ARBITRATION PURSUANT TO THE SOUTH CAROLINA UNIFORM ARBITRATION ACT: SC CODE ANN.  §15-48-10 ET SEQ. AND THE FEDERAL ARBITRATION ACT 9 U.S.C. 1  ET SEQ.

The issuance of this Subordinated Note has not been registered under the Securities Act of 1933 or applicable state laws, and this Note may not be sold or transferred except in a transaction that is exempt under such laws or pursuant to an effective registration under such laws.

This obligation is not a deposit and is not insured by the United States or any agency or fund of the United States, including the Federal Deposit Insurance Corporation.  This obligation is subordinated to the claims of senior indebtedness of the Company and is not secured.

SUBORDINATED NOTE DUE 2020

$[              ]    [INSERT APPLICABLE CLOSING DATE], 2010

FOR VALUE RECEIVED, the undersigned, HCSB FINANCIAL CORPORATION, a South Carolina corporation (the “Company”), hereby promises to pay to the order of [                            ], an [individual resident of               /  a                  corporation/LLC] (“Purchaser”), at its offices at 3640 Ralph Ellis Boulevard, Loris, South Carolina 29569 (or at such other place as the holder may from time to time designate) the principal sum of [                    ($            )] on [•], 2020 (the “Maturity Date”) (or such date as the Company may prepay the principal sum pursuant to Section 1.4 of the Note Purchase Agreement (as defined below) or any earlier date of acceleration of the Maturity Date), and to pay interest accrued on the outstanding principal amount of this Subordinated Note Due 2020 (the “Note”) from [INSERT APPLICABLE CLOSING DATE], 2010, or from the most recent Interest Payment Date (as defined below) to which interest has been paid or duly provided for, semi-annually on April 5, 2010 and October 5, 2010 of each year, commencing on October 5, 2010 (each, an “Interest Payment Date”), at a rate per annum of 9.00% (or such rate of interest as then in affect pursuant to Section 1.2 of the Note Purchase Agreement) until the principal hereof shall have been paid.

This Note is one of the Notes referred to in the Subordinated Note Purchase Agreement (as may be amended, modified, or restated from time to time), dated as of March 29, 2010, by and among the Company and the purchasers of the Company’s Subordinated Notes Due 2020 (the “Note Purchase Agreement”). Capitalized terms used in this Note are defined in the Note Purchase Agreement, unless otherwise expressly stated herein. This Note is entitled to the benefits of the Note Purchase Agreement and is subject to all of the agreements, terms, and conditions contained therein, all of which are incorporated herein by this reference. This Note may be prepaid, in whole or in part, in accordance with the terms and conditions set forth in the Note Purchase Agreement.

The outstanding principal balance of this Note shall be due and payable as provided in Section 1.4 of the Note Purchase Agreement.  Interest on the principal amount of this Note from time to time outstanding, and other amounts owing, shall be due and payable as provided in Section 1.2 of the Note Purchase Agreement (computed on the basis of the actual number of days elapsed over a 365/366-day year).  In no event, however, shall interest exceed the maximum rate permitted by law.

If an Event of Default involving bankruptcy provided for under Section 7.1(F) of the Note Purchase Agreement occurs, then the principal of, interest accrued on, and other Obligations payable under the Notes and the Transaction Documents will immediately become due and payable. Notwithstanding anything to the contrary herein or in the Note Purchase Agreement, other than Section 7.1(F) of the Note Purchase Agreement, there is no right of acceleration for any Default, including a default in the payment of principal or interest or the performance of any other covenant or obligation by the Company, or Event of Default under this Note or the Note Purchase Agreement.

This Note is not secured by any assets or commitments of the Company. This Note is a debt of the Company only and is not an obligation of Horry County State Bank or any of its affiliates.

The Indebtedness of the Company evidenced by this Note, including the principal, interest, and premium, if any, is, to the extent and in the manner set forth in the Note Purchase Agreement, unsecured, subordinated, and junior in right of payment to its obligations to holders of Senior Indebtedness, as defined in the Note Purchase Agreement, and each holder of the Notes, by the acceptance hereof, agrees to and shall be bound by such provisions of the Note Purchase Agreement.

THIS NOTE SHALL BE GOVERNED BY AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF SOUTH CAROLINA, WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES.

BINDING ARBITRATION.  UPON DEMAND OF ANY PARTY (AS DEFINED IN THE NOTE PURCHASE AGREEMENT) (THE TERM PARTY INCLUDES, WITHOUT LIMITATION, ANY SUBSEQUENT HOLDER OF THIS NOTE),WHETHER SUCH DEMAND IS MADE BEFORE OR AFTER INSTITUTION OF ANY JUDICIAL  PROCEEDING, ANY DISPUTE, CLAIM OR CONTROVERSY ARISING OUT OF, CONNECTED WITH OR RELATING TO THIS NOTE AND/OR ANY OTHER TRANSACTION DOCUMENT, THEIR SUBJECT MATTER OR FORMATION OR EXECUTION, OR ANY RIGHT OR OBLIGATION CREATED THEREBY, IRRESPECTIVE OF THE LEGAL THEORY OR CLAIMS UNDERLYING SUCH DISPUTE, CLAIM OR CONTROVERSY (INCLUDING TORT OR STATUTORY CLAIMS) (ANY “DISPUTE”) BETWEEN OR AMONG ANY PARTIES SHALL BE RESOLVED BY BINDING ARBITRATION AS PROVIDED IN SECTION 10 OF THE REFERENCED NOTE PURCHASE AGREEMENT INCORPORATED HEREIN.  INSTITUTION OF A JUDICIAL

PROCEEDING BY A PARTY DOES NOT WAIVE THE RIGHT OF THAT PARTY TO DEMAND ARBITRATION HEREUNDER. DISPUTES MAY INCLUDE, WITHOUT LIMITATION, TORT CLAIMS, COUNTERCLAIMS, DISPUTES AS TO WHETHER A MATTER IS SUBJECT TO ARBITRATION, CLAIMS BROUGHT AS CLASS ACTIONS, CLAIMS RELATING TO ANY TRANSACTION DOCUMENT EXECUTED IN THE FUTURE, OR CLAIMS ARISING OUT OF OR CONNECTED WITH THE TRANSACTION REFLECTED BY THIS NOTE.

EXCLUSIVE VENUE SELECTION.  IN THE EVENT THE PRIOR BINDING ARBITRATION IS FOUND TO BE UNENFORCEABLE (OR IF NO PARTY DEMANDS ARBITRATION), ANY DISPUTE ARISING BETWEEN OR AMONG ANY PARTIES SHALL BE BROUGHT EXCLUSIVELY IN THE COURT OF COMMON PLEAS FOR HORRY COUNTY, SOUTH CAROLINA, OR IN THE FEDERAL COURTS OF THE DISTRICT OF SOUTH CAROLINA, FLORENCE DIVISION.

CONSENT TO JURISDICTION.  EACH PARTY CONSENTS TO THE JURISDICTION OF THE STATE COURTS OF HORRY COUNTY, SOUTH CAROLINA, AND THE FEDERAL COURTS OF THE DISTRICT OF SOUTH CAROLINA, FLORENCE DIVISION.  EACH PARTY EXPRESSLY AND IRREVOCABLY CONSENTS TO THE JURISDICTION OF THE AFORESAID COURTS AND WAIVES ANY DEFENSES OF LACK OF PERSONAL JURISDICTION, IMPROPER VENUE, OR FORUM NON CONVENIENS.

EACH PARTY WAIVES THEIR RESPECTIVE RIGHTS TO A TRIAL BY JURY OF ANY DISPUTE.  EACH PARTY ACKNOWLEDGES THAT THIS WAVIER IS A MATERIAL INDUCEMENT FOR COMPANY AND PURCHASER TO ENTER INTO A BUSINESS RELATIONSHIP, THAT EACH HAS RELIED ON THIS WAIVER IN ENTERING INTO THIS NOTE AND THE OTHER TRANSACTION DOCUMENTS, AND THAT EACH WILL CONTINUE TO RELY ON THE WAIVER IN THEIR RELATED FUTURE DEALINGS.  PURCHASER, ANY SUBSEQUENT HOLDERS, AND THE COMPANY REPRESENT AND WARRANT THAT EACH HAS HAD THE OPPORTUNITY OF REVIEWING THIS JURY WAIVER WITH LEGAL COUNSEL, AND THAT EACH KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS.

The provisions of this Note are continued on the reverse side hereof and such provisions shall for all purposes have the same effect as though fully set forth at this place.

The undersigned expressly waives any presentment, demand, protest, notice of default, notice of intention to accelerate, notice of acceleration, or notice of any other kind except as expressly provided in the Note Purchase Agreement.

This Note is executed as of the date first written above.

HCSB FINANCIAL CORPORATION,
a South Carolina corporation

By:

Name:

Title:

REVERSE OF SECURITY

No reference herein to the Note Purchase Agreement and no provision of this Note or of the Note Purchase Agreement shall alter or impair the obligation of the Company, which is absolute and unconditional, to make all payments due on this Note at the time and place and at the rate and in the money herein prescribed.

Subject to the terms and conditions of the Note Purchase Agreement, this Note is transferable by the holder hereof on the register maintained by the Company, or its agent, upon surrender of this Note for registration of transfer at the office of the Company duly executed by the holder hereof or such holder’s attorney duly authorized in writing, and thereupon one or more new Notes of authorized denominations and for the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be made for any such registration of transfer.

Prior to due presentment for registration of transfer of this Note, the Company, or its agent, may deem and treat the holder hereof as the absolute owner hereof for the purpose of receiving payment of the principal of and premium, if any, and interest on this Note and for all other purposes, and neither the Company, nor its agent, shall be affected by any notice to the contrary.